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EXHIBIT 24.1

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ DOUGLAS G. BASSETT Douglas G. Bassett

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ JALYNN H. BENNETT Jalynn H. Bennett

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ GARY F. COLTER Gary F. Colter

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ PATRICIA DELBRIDGE Patricia Delbridge

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ W. L. DUKE W. L. Duke

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ WILLIAM A. ETHERINGTON William A. Etherington

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ A. L. FLOOD A. L. Flood

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ MARGOT FRANSSEN Margot Franssen

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ R. DONALD FULLERTON R. Donald Fullerton

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ GORDON D. GIFFIN Gordon D. Giffin

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ ALBERT HICKMAN Albert Hickman

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ JOHN S. HUNKIN John S. Hunkin

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ A. NAIMARK A. Naimark

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ M. PHELPS M. Phelps

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ CHARLES SIROIS Charles Sirois

POWER OF ATTORNEY

        The undersigned hereby constitutes and appoints John S. Hunkin, Tom D. Woods, Michael G. Capatides, Barbara E. MacDonald, Kathryn G. Casparian and Peter W. Kay, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign one or more registration statements (the "Registration Statements") on Form F-3, in such form as said attorneys deem appropriate or advisable, to be filed by Canadian Imperial Bank of Commerce, a financial institution governed by the Bank Act (Canada) to effect the registration under the U.S. Securities Act of 1933, as amended (the "Act"), of debt securities of the Bank, and any and all amendments (including post-effective amendments) to such Registration Statements and any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute, or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: April 3, 2003	/s/ STEPHEN G. SNYDER Stephen G. Snyder

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  EXHIBIT 24.1